UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 17, 2012

WELLS FARGO & COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-02979	No. 41-0449260
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Montgomery Street, San Francisco, California		94104
(Address of Principal Executive Offices)		(Zip Code)

1-866-249-3302

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Pursuant to the Preliminary Approval Order of the United States District Court, Northern District of California, dated December 17, 2012, Wells Fargo & Company (“Wells Fargo”) is hereby providing, as Exhibit 99 to this report, the Notice of Proposed Settlement of Wells Fargo & Company Shareholder Derivative Litigation, Final Settlement Hearing and Right to Appear. The Notice relates to the proposed settlement of two shareholder derivative actions. The proposed settlement will not involve the payment of any funds by the defendants to Wells Fargo or to any of the plaintiffs. Wells Fargo will pay attorneys’ fees to plaintiffs’ counsel as ordered by the Court.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99	Notice of Proposed Settlement of Wells Fargo & Company Shareholder Derivative Litigation, Final Settlement Hearing and Right to Appear

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 21, 2012		WELLS FARGO & COMPANY

	By:	/s/ James M. Strother
James M. Strother
Senior Executive Vice President and
General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99	Notice of Proposed Settlement of Wells Fargo & Company Shareholder Derivative Litigation, Final Settlement Hearing and Right to Appear